UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)

(360) 679-3121
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 2, 2011, Washington Banking Company (the “Company”) completed the repurchase of Warrant to Purchase Common Stock issued to the U.S. Department of the Treasury pursuant to the Troubled Asset Relief Program Capital Purchase Program.   The Company repurchased the Warrant for $1,625,000.  The Warrant repurchase, together with the Company’s earlier redemption of the entire amount of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued to the U.S. Treasury, represents full repayment of all TARP obligations and cancellation of all equity interests in the Company held by the U.S. Treasury.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: March 2, 2011	By: /s/ John L. Wagner John L. Wagner President and Chief Executive Officer